Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
•This presentation contains statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
•These forward-looking statements are not historical
facts, but only predictions by our company and/or our
company’s management.
•These statements generally can be identified by lead-in
words such as “believe,” “expect” “anticipate,” “intend,”
“plan,” “foresee” and other similar words.  Similarly,
statements that describe our company’s objectives, plans
or goals are also forward-looking statements.
•You are cautioned that these forward-looking statements
are not guarantees of future performance and involve
risks and uncertainties, and that actual results may differ
materially from those projected in the forward-looking
statements as a result of various factors. Among others,
factors that could materially adversely affect actual
results and performance include those risk factors that
are listed in Sonic Automotive’s Form 10-Q for the
quarter ended June 30, 2008.

Third Quarter 2008 Earnings Review October 28, 2008

Sonic Automotive Q3 2008 Conference Call Topics Overview of the Quarter Vision & Strategy / Investment Principles Operational Priorities Financial Review Closing Comments

Building for the Long-Term
The Quarter in Review
External Operating Environment
•Hurricane, credit, consumer confidence
•SAAR
Impairment Charges
Internal Operating Environment
•Realignment –
team aligned, focused on generating revenue / cash

Building for the Long-Term Vision and Strategy • Our Vision – To Achieve Industry Leadership in Automotive Retailing • Our Strategy – Operational Excellence – Growth through Portfolio Enrichment

• First Order – Stop Making Stupid Mistakes – Stop Friendly Fire • Principles – Guide decision making – Discipline to stick to them Building for the Long-Term Investment Principles

Develop
Associates
Well Run
Operations
Valued
Customers
Grow
the
Business
•Institutionalize Operational
Excellence
•Standardize & Improve Sales &
Marketing processes
•Leverage common systems and
centralize
•Deliver Industry Leading
Customer Experience
•Differentiate through target
based Marketing & eCommerce
Web Infrastructure
•Acquire, Develop, and Retain
Top Talent
•Launch Phase 1 of Best-in-
class automotive retail
training.
•Strengthen the Balance Sheet
•Targeted Acquisitions &
disposals
•Optimize Cost Structure
Sonic’s vision is to preserve the core automotive retail principles that have driven its past success and at the same time
leverage the opportunities of scale.
Building for the Long-Term
2008 Strategic Focus

Operating Priorities
Used Vehicle Strategy
Trade Desk
Phase II
Phase III
Web-Tail
Maximize Margin
Improved Turns
Increased Profitability
Right inventory, Right Location, Right Price
On-line
Branding
Virtual Lot
Optimizing
Inventory
Market Shift to
Consumer
Control
Basic Process rollout
Less Auction Activity
Common Technology
5
Inventory
Control
Process
Standardization
Phase I

Operating Priorities
Fixed Operations Strategy
Phase II
Sales Training and
Merchandising
Phase I
Standardized Menu
Utilization and Pricing
Structure
Phase III
Technology
Complete Q4 2009
Complete Q3 2009
Complete Q1 2009

Merchandising
Action
Build customer –friendly
websites that create engagement
Deliver the offer –
buy here, buy now
Online App’ts
Right Inventory
Video
Fixed Operations
Used Vehicles
New Vehicles
Drive more traffic through more
targeted marketing
Traffic
Generation
Meet the Customer
on Their Terms
Operating Priorities
Internet Lead Strategy
Fulfill
the customer
experience
through
disciplined
Sales Process
Dealership
Sales Team
Search Engine
Optimization

Operating Priorities F&I – Same Store $1,061 $1,028 $999 $1,030 $985 $1,003 $983 $990 800 840 880 920 960 1,000 1,040 1,080 Q1 '08 Q2 '08 Q3 '08 Last 3 Qtr 2008 2007

Operating Priorities
Expense Management
Inventory
Advertising
Headcount
Controlling Inventory
New – 60.1
Used – 32.2
Parts – 36.4
Reduce Floorplan
expense
Free up frozen cash
Reduce bad debt
Right size to new
environment
Compared to Q3 07
In terms of dollars
down $2.8m or 16.2%
In terms of gross profit
5.1% down 20bps
Focus on Ad Effectiveness
Internet
Fixed
Pre owned
Dealership
Reduced annual expenses
by over $7.0 million which
will begin to be realized in
Q4 and moving forward
Region
Restructured regional staff
($4.6m savings)
Leverage of our staff’s
expertise

Geographic / Brand Review
New Vehicle
• California
– 30% of total new vehicle revenue
– Brand mix: 70% Luxury, 28% Mid-Line Imports and 2% Domestic
• Texas
– 26% of total new vehicle revenue
– BMW, Chevrolet and Ford brands outpaced local market during the quarter.
•
Florida
– 6% of total revenues, dependant on Cadillac
• Brand Commentary
– Cadillac is difficult
– BMW/Mini – 22% of total new vehicle revenue
• BMW gaining share in local markets; Mini sales up;
– Honda - 16% of total new vehicle revenue
• Gaining or maintaining share in markets; 44% of unit volume comprised of CA dealerships
– Mercedes – 11% of total new vehicle revenue
• Outperforming local markets – C Class, E Class sales good

Financial Performance
(amounts in millions, except per share data)
(15.5%)
(11.8%)
(43.6%)
(68.9%)
(72.4%)
(63.2%)
(67.2%)
320bps
70bps
(1) – Includes estimated $0.08/diluted share loss associated with Hurricane Ike
(2) - Excludes continuing ops and discontinued ops after tax charges of $21.0 million and $11.9 million, respectively
2008 2008 Better/
Actual
(1)
Adjusted
(1)(2)
2007 (Worse)
Revenue
$1,785 $1,785 $2,112 ($327)
Gross Profit
$286 $286 $324 ($38)
– Margin 16.0% 16.0% 15.3%
Operating Income
– Amount $9 $44 $78 ($34)
– Margin 0.5% 2.5% 3.7%
Net Income
– Continuing Operations ($11.4) $9.6 $30.9 ($21.3)
– Total Operations ($25.3) $7.2 $26.1 ($18.9)
EPS - Diluted
– Continuing Operations ($0.28) $0.25 $0.68 ($0.43)
– Total Operations ($0.63) $0.19 $0.58 ($0.39)
Q3

Q3 2008
Amount After Taxes (000's)
Loss from Operations (2,011) $
Asset Impairments (4,212)
Lease Exit Accruals (7,649)
Loss on Disposal (96)
Subtotal (11,957)
Total (13,968) $
Discontinued Operations
Non-Cash

Same Store Revenue Change – Q3 2008
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
Prior Year New Retail Used Retail F&I Fixed Ops
Rev
Other* Current
Year
$2,088 ($224) ($28) ($7)
($11)
($72) $1,746
Volume
Rate: 12.6%
Vol: 87.4%
Volume
*The “Other” Category includes used wholesale and fleet revenue

14.0% 8.5% 71.3% 66.5% 7.7% Q3 2007 Q3 2008 Rent Hurricane & Q3 Charges All Other SG&A SG&A Expenses as % of Gross Profit 74.2% 93.8%

Fixed Operations Same Store - Q3 2008 (2.8%) (7.3%) (3.8%) (10.0%) (7.0%) (4.0%) (1.0%) Customer Pay Warranty Total

Days Supply
Sep-08
Sept 08
Industry
New Vehicles
Domestic 66.0 73.4
Luxury 63.0 67.4
Import 50.7 64.7
Overall 60.1 69.4
Used Vehicles 32.2
Note: Industry truck days supply was 79 at the end of September, while car inventory was 60.

Capitalization 54.2% 54.8% 53.7% 57.6% 39.5% 43.6% 40.7% 38.9% Q4 2007 Q1 2008 Q2 2008 Q3 2008 Equity Debt Mortgages 46.3% 45.2% Debt to Cap With Mortgages 2.7% 4.5% 6.9% 42.4% 45.8% 2.9%

Liquidity – Revolver Availability June September (mils) (mils) Revolver Balance $115 $69 Revolver Availability 110 153 Memo: Mortgage Funding $76 $115

Debt Covenants June September Covenants Current Ratio 1.18 1.23 >=1.15 Fixed Charge Coverage 1.72 1.65 >=1.20 Debt to EBITDA 0.94 0.82 <2.25 We are in full compliance with all debt covenants

Capital Spending Third Quarter Nine Months (mils) (mils) Capital Spending - property $7 $70 - traditional 12 52 Total $19 $122 Mortgage Funding Secured in the Period $39 $57

Q4 Outlook Forecast Assumptions Revised Forecast Same Store Gross Margins: New 6.5% Used 8.0% Fixed Operations 49.7% LIBOR Rate 4.3% SAAR 12.0M Q4 2008 Guidance $.10 - $.20 Relatively Stable

Summary
•
We are controlling what we can – our ability to execute our operational priorities
•
Q4 Outlook
– New vehicle environment will continue to be very challenging, not looking for usual
Holiday Push with Luxury.
– New and Used gross margin pressure
– Continued Challenging Economic and Capital Market Environments
•
Sticking to our strategy
– Generating Revenue
– Expense Control
– Cash & Spending
– Debt Reduction
•
We are building for the long-term
– We are a Sales Organization that is made up of Ladies and Gentlemen who are
Committed to Taking the High Road.